================================================================================
                                    SELIGMAN
================================================================================

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                                    SELIGMAN
                                     GROWTH
                                   FUND, INC.
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                 SEEKING LONGER-TERM GROWTH OF CAPITAL VALUE AND
                          AN INCREASE IN FUTURE INCOME

                         JUNE 30, 1997 o MID-YEAR REPORT

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OVER THE LONG TERM -- J. & W. SELIGMAN & CO. INCORPORATED
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TIME IS THE TEST

   In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

   J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.

A PLACE IN HISTORY

  Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company. In 1930, Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund.

                                                              ------------------


                                                                   [PHOTO]


                                                              ------------------

                                                                JAMES, JESSE AND
                                                                JOSEPH SELIGMAN


SELIGMAN GROWTH FUND

   Seligman Growth Fund, established April 1, 1937, is the first growth stock mutual fund created in the United States. Seligman Growth Fund has helped investors seek their financial goals through all market conditions by staying true to its objective of long-term growth of capital value and an increase in future income. Current income is not an objective.
================================================================================





TABLE OF CONTENTS

To the Shareholders ........................................................   1
Interview with Your Portfolio Manager ......................................   2
Performance Overview .......................................................   4
Portfolio Overview .........................................................   6
Portfolio of Investments ...................................................   8
Statement of Assets and Liabilities ........................................  10
Statement of Operations ....................................................  11
Statements of Changes in Net Assets ........................................  12
Notes to Financial Statements ..............................................  13
Financial Highlights .......................................................  15
Report of Independent Auditors .............................................  17
Board of Directors .........................................................  18
Executive Officers/For More Information ....................................  19
Glossary of Financial Terms ................................................  20



"Your Fund has long followed a policy of investing its funds primarily in the stocks of `growth' companies. These are companies believed able, over a period of years, to increase their sales and earnings at a greater rate than American business as a whole. They may be relatively small, little-known companies or they may be large and leaders in their industries."
                                                         -- FRANCIS F. RANDOLPH,
                                                                   FUND CHAIRMAN
                                                                       1942-1967



"We continue to use a thorough and rigorous investment process in our stock selection, and this discipline is primarily responsible for the Fund's strong results. We continue to invest in growth companies in expanding business areas with attractive price-to-earnings ratios and good opportunities for appreciation."
                                                           -- WILLIAM C. MORRIS,
                                                                   FUND CHAIRMAN
                                                                    1989-PRESENT

================================================================================
TO THE SHAREHOLDERS

   For the six months ended June 30, 1997, Seligman Growth Fund posted a total return of 12.65% based on the net asset value of Class A shares, which lagged the 14.29% total return of its peers, as measured by the Lipper Growth Funds Average, and the 20.61% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Additional information on the Fund's investment results appears on page 4.

   Thus far, 1997 has shown great promise for both the domestic economy and the financial markets. Instead of increasing inflation, the growing economy actually generated lower producer prices for six consecutive months. The Federal Reserve Board's decision to leave the federal funds rate unchanged in May also helped tame inflation fears and gave further support to the already strong financial markets. Low unemployment and high consumer confidence levels continued, while consumer spending was relatively restrained.

   While low interest rates generally supported the appreciation of the equity market and the Fund's portfolio, market participants remained primarily focused on the large, more liquid stocks with predictable earnings. The 25 largest stocks in the S&P 500 were, therefore, responsible for the majority of the equity market's gains. Seligman Growth Fund has a diversified growth portfolio that is not focused solely on the largest stocks in the market. Consequently, the Fund's results were not in line with that of the large-capitalization benchmarks. However, the Fund's performance relative to the market improved in the second quarter, when the market broadened to include a wider group of stocks.

   The long-term outlook for the US economy, the financial markets, and the Fund remains positive. Productivity improvements, driven in large part by the deployment of technology, have helped reduce corporate costs and have increased profitability. We believe that as investors focus greater attention on valuations relative to earnings potential, the Fund's rigorous investment strategy of finding companies with strong growth rates whose stocks are selling at attractive valuations will be rewarded.

   We are pleased to introduce your redesigned Shareholder Report. This change is part of a corporate effort to enhance the overall clarity and quality of all communications to our Shareholders. We hope you find the additional information contained herein helpful.

   We thank you for your continued support of Seligman Growth Fund, and look forward to serving your investment needs in the many years to come.

   A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

By order of the Board of Directors,





/s/William C. Morris
--------------------
William C. Morris
Chairman




                                                                /s/Brian T. Zino
                                                                ----------------
                                                                   Brian T. Zino
                                                                       President

August 1, 1997

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INTERVIEW WITH YOUR PORTFOLIO MANAGER, LORIS MUZZATTI

Q. HOW DID SELIGMAN GROWTH FUND PERFORM IN THE LAST SIX MONTHS?
A. For the six months ended June 30, 1997, Seligman Growth Fund posted a total return of 12.65% based on the net asset value of Class A shares. The Fund's total return lagged the 14.29% total return of its competitive universe, as measured by the Lipper Growth Funds Average. The Russell 1000 Growth Index, a leading index that measures the performance of the large-cap growth stocks that are part of the broader Russell 1000 Index, had a total return of 19.55%.

Q. WHICH ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE IN THE FIRST HALF OF THE YEAR?
A. Strong economic growth and low levels of inflation spurred the performance of the equity market in the first half of the year. In spite of the historically low unemployment rate, inflation remained moderate and the Federal Reserve Board did not raise short-term interest rates in May, having raised them in March. The Fed's decision to leave the federal funds rate unchanged in the second quarter further encouraged market participants. Otherwise, the lasting strength of the US Dollar impacted multinational corporations with significant international sales, decreasing the value of overseas revenues and increasing the cost of exporting US goods.

Q. WHICH MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE IN THE
   LAST SIX MONTHS?
A. The equity market continued to favor large established companies with predictable earnings and stable financials. The 25 largest companies in the S&P 500 were, therefore, responsible for the majority of the gains in the period. The Fund emphasizes longer-term capital appreciation potential based on strong future earnings growth rather than pure liquidity. Therefore, the performance of the stocks held in the portfolio did not mirror that of the large-capitalization indices.
     Another factor was that, given the market's high valuations, investors avoided any stocks that reported disappointing earnings, or where negative events made future prospects unpredictable. While some companies' fundamentals have deteriorated, others with strong long-term growth prospects saw temporary reductions in their valuations. In the latter instance, the momentary correction provided the Fund opportunities to purchase companies such as Boston Scientific, a medical devices company, at attractive valuations that could reward investors over the long term.
     The Fund did participate in certain areas of strength in the equity market. As the market favored stocks that capitalized on global opportunities, consumer products companies with strong global expansion strategies, such as Procter & Gamble and Colgate-Palmolive, were added. Other areas of strength in the market included health care and pharmaceutical stocks which capitalized on the aging population.

Q. WHAT WAS YOUR INVESTMENT STRATEGY?
A. Using a rigorous research process, we continued to invest in large-capitalization companies with strong growth rates in revenues, earnings, and/or assets, which were selling at attractive valuations. In

--------------------------------------------------------------------------------
                                   [PHOTO]
SELIGMAN GROWTH TEAM: (FROM LEFT) MICHELLE BORRE, LOUISE KNIGHT (ADMINISTRATIVE ASSISTANT), DAVID LEVY, LOUISE OH, (SEATED) LORIS MUZZATTI (PORTFOLIO MANAGER)


A TEAM APPROACH

Seligman Growth Fund is managed by the Seligman Growth Team, headed by Loris Muzzatti. Mr. Muzzatti is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.
--------------------------------------------------------------------------------

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, LORIS MUZZATTI

   particular, we sought financially solid companies with exceptional managements, strong balance sheets, and high returns on equity and invested capital. Generally, we tried to find companies in great businesses with good market share, and avoided stocks that were driven by market momentum rather than underlying fundamentals. Additionally, to offset the potential impact of the strong US Dollar, the Fund's holdings were focused in companies that hedged their foreign currency exposure and managed their costs effectively.

Q. WHAT SECTORS IMPROVED THE FUND'S PERFORMANCE?
A. The continued low inflation environment supported the Fund's financial services stocks. The best performers in this group included American International Group, MGIC Investment, Federal National Mortgage Association, and MBNA. The Fund's exposure to the industry was increased in the period with the purchase of Travelers and GreenPoint Financial.
     The Fund's weighting in drugs and health care stocks also improved results, with Pfizer and Eli Lilly leading the group. The aging of the baby boomers and the current efforts to reduce costs bode well for the sector's future prospects. We therefore added Merck, Johnson & Johnson, Bristol-Myers Squibb, and Cardinal Health, a distributor of pharmaceuticals, to the Fund's holdings.
     In technology, communications equipment makers such as Lucent Technologies were strong. We took advantage of the weakness in the technology market and increased the Fund's telecommunications weighting, adding to positions in Lucent Technologies and Motorola.

Q. WHAT SECTORS IMPAIRED THE FUND'S PERFORMANCE?
A. Despite high levels of consumer confidence and overall consumption, there has been weakness in consumer-related stocks, particularly gaming companies which faced increased competition and capacity. The Fund's holdings in Circus Circus and Hilton Hotels were affected by the weakness in the industry, and the position in Circus Circus was sold.
     The technology stocks in the portfolio had mixed results. In May, announcements of slower growth by bellwether semiconductor manufacturer, Intel, and disk-drive maker, Seagate Technology, reduced valuations in the sector. Due to market conditions and to growing price competition in the computer services industry, the Fund's holdings in Electronic Data Systems and Computer Associates International were sold. The Fund's networking stocks were also reduced as growth in the industry slowed.

Q. WHAT IS THE OUTLOOK?
A. Given the Fed's decision to maintain the current fed funds rate, it seems that economic conditions are set for continued growth and low inflation. We believe that companies that have good top-line revenue growth and that make additional profitability improvements will outperform the market over time. We also continue to believe that companies that have global expansion strategies will outperform the market; therefore, we have increased the Fund's investments in these companies. The broadening of the market as seen in May and June is also a positive, as it may indicate renewed interest in earnings growth among market participants. We feel optimistic regarding the Fund's long-term prospects and believe that the portfolio's composition of high-quality companies with good future growth potential will be rewarded in a more valuation-conscious market environment.

================================================================================
PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE


TOTAL RETURNS*
FOR PERIODS ENDED JUNE 30, 1997

                                                                                   AVERAGE ANNUAL
                                                          -----------------------------------------------------------------
                                                                                                     CLASS B      CLASS D
                                                                                                      SINCE        SINCE
                                                 SIX          ONE           FIVE         10         INCEPTION    INCEPTION
                                               MONTHS        YEAR           YEARS       YEARS        4/22/96      5/3/93
                                             ----------   ----------       -------     -------    ------------ ------------
CLASS A
With Sales Charge                                7.33%       16.01%         15.29%      11.32%         n/a          n/a
Without Sales Charge                            12.65        21.77          16.43       11.86          n/a          n/a

CLASS B
With CDSL+                                       7.02        15.56            n/a         n/a        17.26%         n/a
Without CDSL                                    12.02        20.56            n/a         n/a        20.52          n/a

CLASS D
With 1% CDSL                                    11.02        19.56            n/a         n/a          n/a          n/a
Without CDSL                                    12.02        20.56            n/a         n/a          n/a        15.11%

S&P 500**                                       20.61        34.70          19.78       14.64        32.37++      21.28+++

RUSSELL 1000 GROWTH INDEX**                     19.55        31.34          18.96       14.57        30.25++      21.36+++

LIPPER GROWTH FUNDS AVERAGE***                  14.29        23.97          16.90       12.73        21.32++      17.54+++


NET ASSET VALUE
                            JUNE 30, 1997     DECEMBER 31, 1996    JUNE 30, 1996
                            -------------     -----------------    -------------
CLASS A                         $6.59              $5.85                $5.85
CLASS B                          6.15               5.49                 5.54
CLASS D                          6.15               5.49                 5.54

CAPITAL GAIN INFORMATION
FOR SIX MONTHS ENDED JUNE 30, 1997


REALIZED                   $0.274#
UNREALIZED                  2.365##


------------------
   * Return figures reflect any change in price per share and assume the investment of capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
  ** The S&P 500 and the Russell 1000 Growth Index are unmanaged benchmarks that assume investment of dividends, and do not reflect fees and sales charges. Investors cannot invest directly in an index.
 *** The Lipper Growth Funds Average does not reflect sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. Investors cannot invest directly in an average.
   + The CDSL is 5% for periods of one year or less, and 4% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
   # Excludes 1996 undistributed realized capital gains of $0.07 per share at
     June 30, 1997.
  ## Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1997.

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PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS A SHARES
JUNE 30, 1987, TO JUNE 30, 1997

[The following table represents a graph in the printed piece.]

6/30/87  9524
9/30/87  9957
12/31/87 7779
3/31/88  7871
6/30/88  8460
9/30/88  8256
12/31/88 8350
3/31/89  8846
6/30/89  9799
9/30/89  11259
12/31/89 11168
3/31/90  10577
6/30/90  11694
9/30/90  9550
12/31/90 10592
3/31/91  12515
6/30/91  12423
9/30/91  13423
12/31/91 14665
3/31/92  14369
6/30/92  13654
9/30/92  14494
12/31/92 16321
3/31/93  16240
6/30/93  15727
9/30/93  17134
12/31/93 17332
3/31/94  16706
6/30/94  15816
9/30/94  16805
12/31/94 16667
3/31/95  17437
6/30/95  18722
9/30/95  20595
12/31/95 21412
3/31/96  22889
6/30/96  23996
9/30/96  24940
12/31/96 25938
3/31/97  25583
6/30/97  29219



GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS B SHARES
APRIL 22, 1996+, TO JUNE 30, 1997

[The following table represents a graph in the printed piece.]

4/22/96  10000
6/30/96  10355
9/30/96  10748
12/31/96 11145
3/31/97  10962
6/30/97  12485



GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS D SHARES
MAY 3, 1993+, TO JUNE 30, 1997

[The following table represents a graph in the printed piece.]

5/3/93   10000
6/30/93  10265
9/30/93  11146
12/31/93 11240
3/31/94  10724
6/30/94  10037
9/30/94  10638
12/31/94 10503
3/31/95  10958
6/30/95  11726
9/30/95  12877
12/31/95 13339
3/31/96  14227
6/30/96  14899
9/30/96  15464
12/31/96 16035
3/31/97  15772
6/30/97  17963


These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

-----------------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 4% CDSL.
 + Inception date.

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PORTFOLIO OVERVIEW

DIVERSIFICATION OF ASSETS
JUNE 30, 1997

                                                                                                         PERCENT OF NET ASSETS
                                                                                                       -------------------------
                                                                                                           JUNE 30,   DEC. 31,
                                                             ISSUES        COST               VALUE           1997       1996
                                                            --------      -------            --------        ------     ------
Short-Term Holdings and
Other Assets Less Liabilities ..........................       1       $ (2,460,978)       $ (2,460,978)     (0.3)      0.8
                                                              --         ----------          ----------      ----      ----
Common Stocks:
   Aerospace ...........................................       1          9,669,962          15,918,750       2.1       2.3
   Apparel .............................................       1          6,341,170           8,392,500       1.1       2.8
   Automotive and Related ..............................       3         10,477,175          17,753,950       2.3      11.9
   Business Services ...................................       6         38,052,033          71,309,063       9.4       2.5
   Chemicals ...........................................       3         14,349,332          18,302,545       2.4       5.6
   Consumer Goods and Services .........................       8         56,398,944          82,955,973      10.9      12.6
   Drugs and Health Care ...............................      12         97,379,814         127,074,762      16.7       0.1
   Energy ..............................................       1          1,894,123           2,562,750       0.3       0.3
   Financial Services ..................................      14         78,908,312         143,675,388      18.9      16.7
   Industrial Equipment ................................       5         27,382,054          45,089,066       5.9       5.2
   Leisure and Entertainment ...........................       9         31,062,059          41,104,646       5.4       8.6
   Printing and Publishing .............................       1          1,114,615           2,006,218       0.3       0.4
   Retail Trade ........................................       2         14,336,280          14,069,932       1.9       4.3
   Steel ...............................................       1          9,816,040           9,887,500       1.3       0.7
   Technology ..........................................       8         49,901,942          96,255,924      12.7      15.1
   Telecommunications ..................................       7         31,386,315          48,208,571       6.3       5.7
   Tobacco .............................................       1          9,296,670          15,975,000       2.1       2.1
   Miscellaneous .......................................       1          1,968,650           2,589,083       0.3       2.3
                                                              --       ------------        ------------     -----     -----
                                                              84        489,735,490         763,131,621     100.3      99.2
                                                              --       ------------        ------------     -----     -----
NET ASSETS .............................................      85       $487,274,512        $760,670,643     100.0     100.0
                                                              ==       ============        ============     =====     =====





LARGEST INDUSTRIES
AT JUNE 30, 1997

[The following table represents a bar chart in the printed piece.]

                              Percent of
                              Net Assets              Value
                              ----------           ------------
Financial  Services              18.9%             $143,675,388
Drugs and Health Care            16.7               127,074,762
Technology                       12.7                96,255,924
Consumer Goods and Services      10.9                82,955,973
Business Services                 9.4                71,309,063

================================================================================
PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                                                  SHARES
                                                           ---------------------
                                                                        HOLDINGS
ADDITIONS                                                  INCREASE     6/30/97
---------                                                  --------     --------

Boston Scientific ...................................      200,000      200,000
Cardinal Health .....................................      185,000      185,000
Colgate-Palmolive ...................................      185,000      185,000
HFS .................................................      125,000      240,000
Merck ...............................................      155,000      255,000
Motorola ............................................      120,000      220,000
Nike (Class B) ......................................      205,000      205,000
PepsiCo .............................................      280,000      280,000
Procter & Gamble ....................................      100,000      100,000
Travelers ...........................................      255,000      255,000


                                                                   SHARES
                                                            --------------------
                                                                        HOLDINGS
REDUCTIONS                                                  DECREASE    6/30/97
----------                                                  --------    -------
Circus Circus .......................................        250,000          --
Cisco Systems .......................................        200,000          --
Computer Associates
  International .....................................        155,000          --
Consolidated Stores .................................        250,000          --
Electronic Data Systems .............................        225,000          --
Guidant .............................................        195,000          --
Home Depot ..........................................        180,000          --
Tyco International ..................................        250,000          --
Viacom (Class B) ....................................        275,000          --
Wells Fargo .........................................         35,000          --

   Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.







LARGEST PORTFOLIO HOLDINGS
AT JUNE 30, 1997


SECURITY                                                               VALUE
--------                                                          --------------
Microsoft .....................................................    $27,823,125
Merck .........................................................     26,392,500
Intel .........................................................     21,239,063
Pfizer ........................................................     20,912,500
First Data ....................................................     19,771,875
General Electric  .............................................     19,612,500
Xerox .........................................................     17,746,875
Motorola ......................................................     16,720,000
Gillette ......................................................     16,581,250
American International Group ..................................     16,431,250

================================================================================
PORTFOLIO OF INVESTMENTS
June 30, 1997
                                                 SHARES                VALUE
                                                 ------                -----
COMMON STOCKS  100.3 %

AEROSPACE  2.1 %
Boeing                                           300,000            $ 15,918,750
                                                                    ------------
APPAREL  1.1 %
Liz Claiborne                                    180,000               8,392,500
                                                                    ------------
AUTOMOTIVE AND RELATED  2.3%
Echlin                                           163,000               5,868,000
Harley-Davidson                                  200,000               9,587,500
Valeo (France)                                    37,000               2,298,450
                                                                    ------------
                                                                      17,753,950
                                                                    ------------
BUSINESS SERVICES  9.4 %
First Data                                       450,000              19,771,875
HFS*                                             240,000              13,920,000
IKON Office Solutions                            175,000               4,364,063
Interpublic Group of Companies                   250,000              15,328,125
Reynolds & Reynolds (Class A)                    400,000               6,300,000
SunGard Data Systems*                            250,000              11,625,000
                                                                    ------------
                                                                      71,309,063
                                                                    ------------
CHEMICALS  2.4 %
Air Products & Chemicals                         150,000              12,187,500
Bayer (Germany)                                   50,000               1,927,545
Engelhard                                        200,000               4,187,500
                                                                    ------------
                                                                      18,302,545
                                                                    ------------
CONSUMER GOODS AND
SERVICES  10.9 %
Adidas (Germany)                                  25,000               2,796,661
Coca-Cola                                        200,000              13,500,000
Colgate-Palmolive                                185,000              12,071,250
CPC International                                 64,500               5,954,156
Gillette                                         175,000              16,581,250
Mattel                                           218,750               7,410,156
PepsiCo                                          280,000              10,517,500
Procter & Gamble                                 100,000              14,125,000
                                                                    ------------
                                                                      82,955,973
                                                                    ------------
DRUGS AND HEALTH CARE  16.7 %
American Home Products                           100,000               7,650,000
Amgen*                                            55,000               3,195,156
Boston Scientific                                200,000              12,287,500
Bristol-Myers Squibb                              85,000               6,885,000
Cardinal Health                                  185,000              10,591,250
Columbia/HCA Healthcare                          340,000              13,366,250
Eli Lilly                                         40,000               4,372,500
Johnson & Johnson                                170,000              10,943,750
Merck                                            255,000              26,392,500
Novartis* (Switzerland)                            2,000               3,198,356
Pfizer                                           175,000              20,912,500
United Healthcare                                140,000               7,280,000
                                                                    ------------
                                                                     127,074,762
                                                                    ------------
ENERGY  0.3 %
Huaneng Power International
  (ADRs)* (China)                                100,500               2,562,750
                                                                    ------------
FINANCIAL SERVICES  18.9 %
American International Group                     110,000              16,431,250
Citicorp                                          55,000               6,630,938
Federal National Mortgage
  Association                                    300,000              13,087,500
General Re                                        75,000              13,650,000
Green Tree Financial                             190,000               6,768,750
GreenPoint Financial                             110,000               7,321,875
ING Groep (Netherlands)                           70,000               3,229,013
MBNA                                             225,000               8,240,625
MGIC Investment                                  300,000              14,381,250
Morgan Stanley, Dean Witter
  Discover                                       250,000              10,765,625
Norwest                                          250,000              14,062,500
SunAmerica                                       225,000              10,968,750
UTD Overseas Bank (Singapore)                    200,000               2,056,375
Travelers                                        255,000              16,080,937
                                                                    ------------
                                                                     143,675,388
                                                                    ------------
INDUSTRIAL EQUIPMENT  5.9 %
FKI Babcock (UK)                                 700,000               1,979,565
General Electric                                 300,000              19,612,500
Honeywell                                        135,000              10,243,125
Illinois Tool Works                              200,000               9,987,500
Keyence (Japan)                                   22,000               3,266,376
                                                                    ------------
                                                                      45,089,066
                                                                    ------------
-------------------
See footnotes on page 9.

================================================================================
PORTFOLIO OF INVESTMENTS
June 30, 1997

                                                  SHARES                VALUE
                                                  ------                -----
LEISURE AND
ENTERTAINMENT  5.4 %
Capital Radio (UK)                                200,000          $  1,788,262
Disney, Walt                                      115,000             9,228,750
Granada Group (UK)                                180,000             2,365,497
Hilton Hotels                                     260,000             6,906,250
Ladbroke Group (UK)                               500,000             1,954,613
Mirage Resorts*                                   300,000             7,575,000
Sol Melia (Spain)                                  70,000             2,875,280
Sun International Hotels                          150,000             5,540,625
WPP Group (UK)                                    700,000             2,870,369
                                                                   ------------
                                                                     41,104,646
                                                                   ------------
PRINTING AND
PUBLISHING  0.3 %
Elsevier (Netherlands)                            120,000             2,006,218
                                                                   ------------
RETAIL TRADE  1.9%
Nike (Class B)                                    205,000            11,966,875
Shimachu (Japan)                                   70,000             2,103,057
                                                                   ------------
                                                                     14,069,932
                                                                   ------------
STEEL  1.3 %
Nucor                                             175,000             9,887,500
                                                                   ------------
TECHNOLOGY  12.7 %
Hewlett-Packard                                   235,000            13,160,000
Intel                                             150,000            21,239,063
Microsoft*                                        220,000            27,823,125
Seagate Technology *                              200,000             7,037,500
Secom (Japan)                                      35,000             2,570,742
SGS-Thomson Microelectronics*
  (France)                                         45,000             3,553,619
Sterling Commerce*                                100,000             3,125,000
Xerox                                             225,000            17,746,875
                                                                   ------------
                                                                     96,255,924
                                                                   ------------
TELECOMMUNICATIONS  6.3 %
L.M. Ericsson Telefon
  (Series B) (Sweden)                              75,000             2,959,759
Grupo Iusacell (Mexico)                            49,000               900,375
Lucent Technologies                               185,000            13,331,562
Motorola                                          220,000            16,720,000
Telefonica Del Peru
  (ADRs) ( Peru )                                 100,000             2,618,750
Videsh Sanchar Nigam
  (GDRs)*(India)                                  100,000             2,087,500
WorldCom*                                         300,000             9,590,625
                                                                   ------------
                                                                     48,208,571
                                                                   ------------
TOBACCO  2.1 %
Philip Morris                                     360,000            15,975,000
                                                                   ------------
MISCELLANEOUS  0.3 %
HIS (Japan)                                        49,000             2,589,083
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $489,735,490)                                                 763,131,621
                                                                   ------------
SHORT-TERM HOLDINGS  0.7 %
(Cost $5,600,000)                                                     5,600,000
                                                                   ------------
TOTAL INVESTMENTS  101.0%
(Cost $495,335,490)                                                 768,731,621

OTHER ASSETS
LESS LIABILITIES  (1.0)%                                             (8,060,978)
                                                                   ------------

NET ASSETS  100.0%                                                 $760,670,643
                                                                   ============


-------------------------------
* Non-income producing security.
See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997


ASSETS:
Investments, at value:
  Common stocks (cost $489,735,490) .....................    $763,131,621
  Short-term holdings (cost $5,600,000) .................       5,600,000        $768,731,621
                                                             ------------
Cash ....................................................................           5,247,770
Receivable for securities sold ..........................................           3,025,124
Receivable for interest and dividends ...................................             800,342
Expenses prepaid to shareholder service agent ...........................             173,603
Receivable for Capital Stock sold .......................................             149,344
Other                                                                                  88,994
                                                                                 ------------
TOTAL ASSETS ............................................................         778,216,798
                                                                                 ------------

LIABILITIES:
Payable for securities purchased ........................................          12,041,391
Payable for Capital Stock repurchased ...................................           4,219,373
Accrued expenses, taxes, and other ......................................           1,285,391
                                                                                 ------------
TOTAL LIABILITIES .......................................................          17,546,155
                                                                                 ------------
NET ASSETS ..............................................................        $760,670,643
                                                                                 ============

COMPOSITION OF NET ASSETS:

Capital Stock, at par ($1 par value; 500,000,000 shares
authorized; 115,609,183 shares outstanding):
  Class A ...............................................................        $112,740,770
  Class B ...............................................................             445,921
  Class D ...............................................................           2,422,492
Additional paid-in capital ..............................................         330,951,598
Undistributed net investment income .....................................           1,088,895
Undistributed net realized gain .........................................          39,634,072
Net unrealized appreciation of investments ..............................         275,575,787
Net unrealized depreciation on translation of assets and liabilities
denominated in foreign currencies .......................................          (2,188,892)
                                                                                 ------------
NET ASSETS ..............................................................        $760,670,643
                                                                                 ============

NET ASSET VALUE PER SHARE:
CLASS A ($743,023,937 / 112,740,770 shares) .............................               $6.59
                                                                                        =====
CLASS B ($2,742,986 / 445,921 shares) ...................................               $6.15
                                                                                        =====
CLASS D ($14,903,720 / 2,422,492 shares) ................................               $6.15
                                                                                        =====

------------------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $53,876) ......   $3,502,692
Interest ..................................................      851,583
Other .....................................................    1,190,868
                                                              ----------
TOTAL INVESTMENT INCOME .................................................        $ 5,545,143

EXPENSES:
Management fee ............................................    2,487,205
Distribution and service fees .............................      907,118
Shareholder account services ..............................      533,229
Custody and related services ..............................      102,500
Shareholder reports and communications ....................       70,163
Registration ..............................................       54,273
Auditing and legal fees ...................................       42,410
Directors' fees and expenses ..............................       18,431
Miscellaneous .............................................       16,844
                                                              ----------
TOTAL EXPENSES ..........................................................          4,232,173
                                                                                 -----------
NET INVESTMENT INCOME ...................................................          1,312,970

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:

Net realized gain on investments ..........................   31,665,614
Net realized loss from foreign currency transactions ......     (339,409)
Net change in unrealized appreciation of investments ......   54,963,221
Net change in unrealized depreciation on translations of
assets and liabilities denominated in foreign currencies ..   (1,891,945)
                                                              ----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS ...............         84,397,481
                                                                                 -----------

INCREASE IN NET ASSETS FROM OPERATIONS ..................................        $85,710,451
                                                                                 ===========

See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                   ENDED          YEAR ENDED
                                                                               JUNE 30, 1997   DECEMBER 31, 1996
                                                                               -------------   -----------------
OPERATIONS:
Net investment income (loss) ...............................................   $  1,312,970      $   (820,251)
Net realized gain on investments ...........................................     31,665,614        45,998,438
Net realized loss from foreign currency transactions .......................       (339,409)         (192,526)
Net change in unrealized appreciation of investments .......................     54,963,221        80,581,682
Net change in unrealized appreciation/depreciation of assets and liabilities
denominated in foreign currencies ..........................................     (1,891,945)       (1,186,005)
                                                                               ------------      ------------
INCREASE IN NET ASSETS FROM OPERATIONS .....................................     85,710,451       124,381,338
                                                                               ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .................................................................             --       (51,655,332)
   Class B .................................................................             --           (48,869)
   Class D .................................................................             --          (833,364)
                                                                               ------------      ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..................................             --       (52,537,565)
                                                                               ------------      ------------
                                                       SHARES
                                          ---------------------------------
                                            SIX MONTHS
                                              ENDED          YEAR ENDED
                                          JUNE 30, 1997   DECEMBER 31, 1996
                                          -------------   -----------------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares:
   Class A ........................          1,150,751         1,555,646          7,121,445         8,910,750
   Class B ........................            252,293           146,621          1,448,806           807,268
   Class D ........................            324,101           648,614          1,857,638         3,516,242
Exchanged from associated Funds:
   Class A ........................          8,806,681        13,065,985         54,584,171        74,567,188
   Class B ........................             86,538            24,435            504,423           136,451
   Class D ........................          2,923,526           830,652         17,202,193         4,521,180
Shares issued in payment of
gain distributions:
   Class A ........................                 --         6,962,221                 --        40,868,393
   Class B ........................                 --             8,453                 --            46,662
   Class D ........................                 --           147,558                 --           814,469
                                           -----------       -----------       ------------      ------------
Total .............................         13,543,890        23,390,185         82,718,676       134,188,603
                                           -----------       -----------       ------------      ------------
Cost of Shares Repurchased:
   Class A ........................         (4,608,633)       (7,581,746)       (28,581,957)      (43,251,632)
   Class B ........................            (15,125)           (7,314)           (88,096)          (40,259)
   Class D ........................           (303,379)         (323,816)        (1,753,257)       (1,774,413)
Exchanged into associated Funds:
   Class A ........................         (7,999,175)      (13,094,458)       (49,111,375)      (74,677,608)
   Class B ........................            (37,938)          (12,042)          (219,388)          (65,695)
   Class D ........................         (2,613,548)         (503,789)       (15,463,736)       (2,685,707)
                                           -----------       -----------       ------------     -------------
Total .............................        (15,577,798)      (21,523,165)       (95,217,809)     (122,495,314)
                                           -----------       -----------       ------------     -------------
INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL SHARE TRANSACTIONS ...         (2,033,908)        1,867,020        (12,499,133)       11,693,289
                                           ===========       ===========       ------------      ------------
INCREASE IN NET ASSETS .........................................                 73,211,318        83,537,062
NET ASSETS:
Beginning of period ............................................                687,459,325       603,922,263
                                                                               ------------      ------------
END OF PERIOD (including undistributed/accumulated net investment
income (loss) of $1,088,895 and $(233,414), respectively) .......              $760,670,643      $687,459,325
                                                                               ============      ============

-------------------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Growth Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months after purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year after purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollars at the closing daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

      The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1997, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1997, amounted to $201,785,824 and $205,176,036, respectively.

         At June 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $276,790,273 and $3,394,142, respectively.

================================================================================
NOTES TO FINANCIAL STATEMENTS

   4. SHORT-TERM INVESTMENTS -- At June 30, 1997, the Fund owned short-term investments which matured in less than seven days.

   5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs all or a portion of the Fund's foreign investments. For this service, the Subadviser receives a fee from the Manager, payable monthly. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund's average daily net assets, 0.65% per annum of the next $1 billion of the Fund's average daily net assets and 0.60% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents .70% per annum of the Fund's average daily net assets.

         Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $12,137 from sales of Class A shares, after commissions of $94,694 paid to dealers.

         The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1997, fees incurred aggregated $830,594, or 0.24% per annum of the average daily net assets of Class A shares.

         Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

         With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

         For the six months ended June 30, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $9,208 and $67,316, respectively.

         The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1997, such charges amounted to $3,105.

         The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the six months ended June 30, 1997, was $3,859.

         Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1997, Seligman Services, Inc. received commissions of $11,453 from the sales of Fund shares. Seligman Services, Inc. also received distribution and service fees of $295,467, pursuant to the Plan.

         Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $522,680 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $43,170.

         Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

         The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at June 30, 1997, of $240,747 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

================================================================================
FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

   "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.

                                                                                    CLASS A
                                                 -----------------------------------------------------------------------
                                                   SIX
                                                  MONTHS                      YEAR ENDED DECEMBER 31,
                                                  ENDED        ---------------------------------------------------------
                                                 6/30/97@      1996@        1995@       1994@       1993         1992
                                                 --------      -----        -----       -----       ----         ----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..........   $5.85        $5.22       $4.54        $5.26       $6.04         $5.95
                                                  -----        -----       -----        -----       -----         -----
Net investment income (loss) ..................     .01         (.01)         01          .01         .01           .03
Net realized and unrealized
  investment gain (loss) ......................     .75         1.13        1.27         (.22)        .35           .64
Net realized and unrealized
  investment gain (loss)
  on foreign currency transactions ............    (.02)        (.01)        .01           --          --            --
                                                  -----        -----       -----        -----       -----         -----
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS ....................................     .74         1.11        1.29         (.21)        .36           .67
Dividends paid ................................      --          --         (.01)        (.01)       (.01)         (.03)
Distributions from net gain realized ..........      --         (.48)       (.60)        (.50)      (1.13)         (.55)
                                                  -----        -----       -----        -----       -----         -----
NET INCREASE (DECREASE) IN NET ASSET VALUE ....     .74          .63         .68         (.72)       (.78)          .09
                                                  -----        -----       -----        -----       -----         -----
NET ASSET VALUE, END OF PERIOD ................   $6.59        $5.85       $5.22        $4.54       $5.26         $6.04
                                                  =====        =====       =====        =====       =====         =====
TOTAL RETURN BASED ON NET ASSET VALUE: ........   12.65%       21.14%      28.47%       (3.84)%      6.20%        11.30%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ................    1.18%+       1.20%        .94%         .90%        .89%          .77%
Net investment income (loss) to
  average net assets ..........................     .38%+      (.12)%        .17%          14%        .18%          .49%
Portfolio turnover ............................   29.35%       26.05%     102.30%       93.59%     105.64%        46.96%
Average commission rate paid ..................   $.0571       $.0437
NET ASSETS, END OF PERIOD
(000s omitted) ................................ $743,024     $675,086    $597,510     $513,328    $591,491      $614,860

--------------
See footnotes on page 16.

                                                                           -----

================================================================================
FINANCIAL HIGHLIGHTS

                                                   CLASS B                                  CLASS D
                                             --------------------    --------------------------------------------------
                                                SIX                      SIX
                                              MONTHS     4/22/96*      MONTHS       YEAR ENDED DECEMBER 31,    5/3/93*
                                               ENDED        TO          ENDED    --------------------------      TO
                                             6/30/97@   12/31/96@     6/30/97@   1996@      1995@    1994@    12/31/93
                                             --------   ---------     --------   -----      -----    -----    --------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .....    $5.49        $5.35        $5.49      $4.96     $4.38     $5.23     $5.67
                                              -----        -----        -----      -----     -----     -----     -----
Net investment loss ......................     (.01)        (.03)        (.01)      (.05)     (.04)     (.12)     (.03)
Net realized and unrealized investment
  gain (loss) ............................      .69          .65          .69       1.07      1.21      (.23)      .72

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON FOREIGN CURRENCY TRANSACTIONS .........     (.02)          --         (.02)      (.01)      .01        --        --
                                              -----        -----        -----      -----     -----     -----     -----
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS ...............................      .66          .62          .66       1.01      1.18      (.35)      .69
Distributions from net gain realized .....       --         (.48)          --       (.48)     (.60)     (.50)    (1.13)
                                              -----        -----        -----      -----     -----     -----     -----
NET INCREASE (DECREASE) IN NET ASSET VALUE      .66          .14          .66        .53       .58      (.85)     (.44)
                                              -----        -----        -----      -----     -----     -----     -----
NET ASSET VALUE, END OF PERIOD ...........    $6.15        $5.49        $6.15      $5.49     $4.96     $4.38     $5.23
                                              =====        =====        =====      =====     =====     =====     =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...    12.02%       11.45%       12.02%     20.21%    27.01%    (6.56)%   12.40%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...........     1.94%+       1.99%+       1.94%+     1.97%     1.91%      2.93%    2.17%+
Net investment loss to average net assets     (.38)%+      (.83)%+      (.38)%+    (.88)%    (.83)%    (2.34)%  (1.03)%+
Portfolio turnover .......................    29.35%       26.05%++     29.35%     26.05%   102.30%     93.59%  105.64%+++
Average commission rate paid .............    $.0571       $.0437++     $.0571     $.0437

NET ASSETS, END OF PERIOD
(000S OMITTED) ...........................    $2,743         $880      $14,904    $11,493    $6,412     $1,742   $1,197

------------
   * Commencement of offering of shares.
   @Per share amounts for the periods ended June 30, 1997, and December 31,
     1996, 1995, and 1994, are calculated based on average shares outstanding. + Annualized.
  ++ For the year ended December 31, 1996.
 +++ For the year ended December 31, 1993.
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GROWTH FUND, INC.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Growth Fund, Inc. as of June 30, 1997, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


     /s/ Deloitte $ Touche LLP
    --------------------------
    DELOITTE & TOUCHE LLP
    New York, New York
    August 1, 1997

--------------------------------------------------------------------------------

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------
FRED E. BROWN
DIRECTOR EMERITUS
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co.
  Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE, Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE, Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee

--------------------------------------------------------------------------------

================================================================================
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

LORIS D. MUZZATTI
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(800) 622-4597     24-Hour Automated
                   Telephone Access
                   Service

--------------------------------------------------------------------------------

================================================================================
GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. The fund generates short-term capital gains when portfolio securities held for less than one year are sold at a profit. The fund generates long-term capital gains when portfolio securities held for one year or more are sold at a profit. Short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at the federal capital gains rate appropriate to the shareholder's tax bracket.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The increase in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. Assuming the same rate of return, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of the fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's shares can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SECURITIES AND EXCHANGE COMMISSION (SEC) -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.

-------------
Adapted from the Investment Company Institute's 1996 MUTUAL FUND FACT BOOK.

                       SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


               THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF
              SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING
                 PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
             SELIGMAN GROWTH FUND, INC., WHICH CONTAINS INFORMATION
               ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER
               COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE
                           INVESTING OR SENDING MONEY.

                                                                    [LOGO]
EQGR3 6/97                                                   Printed on Recycled